Safehold

Q4 & FY '18 EARNINGS RESULTS

February 14, 2019

Forward-Looking Statements and Other Matters

This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as "illustrative", "representative", "expect", "plan", "will", "estimate", "project", "intend", "believe", and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company's current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company's actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company's ability to source new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company's business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Value Bank realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
(212) 930-9400
investors@safetyincomegrowth.com

At Safety, Income & Growth we've been changing the way high quality real estate is owned. Today, we are changing our name to better communicate to our customers what makes us so different.

Welcome to Safehold™

Safehold

Reimagining real estate capital
from the ground up

Our mission is to *revolutionize* real estate ownership by providing a new and better way for owners to unlock the value of the land beneath their buildings.

1. Earnings

Q4 '18 Highlights

Earnings

	Q4 '18		2018	
	$ in 000's	Per share	$ in 000's	Per share
Net Income	$4,308	$0.24	$11,740	$0.64
FFO	$6,615	$0.36	$20,882	$1.15
AFFO	$1,709	$0.09	$11,401	$0.63

Growth

Aggregate Portfolio
(Q3 '18 to Q4 '18)

↑ 23%

to $948M

- New bespoke 10-yr fixed rate $79M non-recourse term loan
- $250M equity investment from iStar in Q1 '19 provides ~$750M of purchasing power[1]

Safehold

Note: Please refer to Appendix for reconciliation of FFO and AFFO non-GAAP metrics used throughout this presentation.
(1) Assumes SAFE leverages investments 2:1 debt-to-equity.

Q4 ‘18 Investment Activity

Q3 ‘18

$770M
Aggregate Portfolio

($706M Cost Basis)

($64M Fwd. Commits.)

+$178M
of new investment activity

+23% quarter-over-quarter growth
+79% year-over-year growth
Nearly **tripled portfolio** since IPO

Q4 ‘18

$948M
Aggregate Portfolio

($884M Cost Basis)

($64M Fwd. Commits.)

Q4 ‘18 Deals

W.A. Effective Yield	W.A. Ground Rent Coverage	W.A. Cost Basis as a % of CPV
5.6%	3.2x	40.8%

Safehold

Note: Please refer to Appendix for definition of Effective Yield.

New Investments





1111 Penn

Washington, D.C.

A **Safehold™** on a Class-A 14-story trophy office building centrally-located directly between the White House and the Capital Building and two blocks from three metro stations which provide access to all six of D.C.'s metro lines.

Novel Music Row

Nashville, TN

A **Safehold™** on a recently built 275-unit Class-A mid-rise multifamily building in the Music Row submarket of Nashville. The 6-story building sits above a 3-story concrete parking structure with 427 spaces.

Safehold

Note: A Safehold™ refers to our proprietary brand of customer-friendly ground lease capital. Please refer to the definitions in the Appendix for additional information.

"SAFE/STAR" One-Stop Capital Program

In Q1 '19, SAFE and iStar introduced the SAFE/STAR Capital Program which combines iStar's creative financing capabilities with SAFE's innovative Safehold™ offering to provide a one-stop capital solution that delivers a better, more efficient capital structure to the market

iStar | Safehold



Benefits featured:

- ✓ Unique, proprietary offering
- ✓ Expedited closing process
- ✓ Flexible, tailored structure
- ✓ Simplicity
- ✓ Lower blended rate in comparison to alternative offerings
- ✓ Certainty of close

515 22nd St. NW Washington, D.C.

Closing Date:	January 18, 2019
Customer Need:	Customer seeking to acquire a well-located property in the Foggy Bottom neighborhood of Washington, D.C. with plans to convert from an office to a 153-unit multifamily building. Required a partner with flexibility to capitalize project throughout redevelopment stages.
Solution:	SAFE/STAR One-Stop Capital - SAFE provided Safehold™ capital - iStar provided 1st mortgage leasehold loan
Result:	Addressed complex customer need through one-of-a-kind capital structure. Customer received lower blended rate in comparison to other offers, lower equity capital requirement, and the certainty provided by a quick, one-stop capital source.

$250M Equity Capital Raise at $20/Share

On January 2, 2019, iStar and Safehold expanded their relationship through a $250M iStar equity investment into SAFE at a price equivalent to $20 per share

- iStar's aggregate equity ownership increased to approximately 65.5%
- iStar's voting power limited to 41.9%
- New management agreement aligns with goal to scale Safehold's business
- Subsequent to the end of the quarter, SAFE's Board approved iStar to increase its ownership limit of common stock to 43.9% from 41.9%

Amended Agreement

Management Fee
(paid in cash or shares of SAFE stock)

- 1.0% of total equity (up to $1.5B of equity);
- 1.25% of total equity (for incremental equity of $1.5B - $3.0B);
- 1.375% of total equity (for incremental equity of $3.0B - $5.0B)
- 1.5% of total equity (for incremental equity over $5.0B)

Term
Initial term from January 1, 2019 - June 30, 2022; non-terminable except for cause. Automatic annual renewals thereafter, subject to non-renewal upon certain findings by SAFE's independent directors and payment of termination fee.

Termination Fee
3x prior year's management fee, subject to SAFE having raised $820 million of total equity since inception.

Safehold

Note: For more details, including the definitive transaction agreements, please review SAFE's 8-K filed with the SEC on January 3, 2019.

2. Portfolio Statistics

Safehold

Geographic Diversification

(Current Portfolio at Cost Basis: $884M)



10.3%
Seattle
San Francisco
2.5%
16.1%
Los Angeles
5.2%
San Diego
1.3%
Phoenix
6.3%
Salt Lake City
2.3%
Colorado
Minneapolis
0.2%
0.9%
Milwaukee
Nashville
(NEW LOCATION)
3.0%
1.6%
Dallas
8.2%
Detroit
28.3%
Washington, D.C.
2.3%
Raleigh-Durham
8.4%
Atlanta
1.5%
Orlando
1.6%
Miami

Safehold

Portfolio Stratification

(Current Portfolio at Cost Basis: $884M)


Office
39%
Medical Office
3%
Industrial
2%
Hotel
30%
Multifamily
26%
Property Type


Fixed w/ Future
CPI
Adjustments
49%
Percentage
Rent
30%
CPI-Linked
16%
Fixed
5%
Rent Escalator
Type


20-60 yrs
5%
<20 yrs
25%
>60 yrs
70%
Lease Term
Remaining
(w/ Extensions)


5.0x+
43.7%
3.0-4.0x
50.0%
4.0-5.0x
6.3%
Rent
Coverage


40-55%
34%
55-60%
14%
<30%
24%
30-40%
28%
Cost Basis as a
% of CPV

Underlying Property Statistics

(Aggregate Portfolio: $948M)

Safehold owns the ground leases underlying properties with an aggregate combined property value of $2.7B. In total, these properties encompassed 7.2M square feet of real estate.



Sq. Ft. by Property Type
Office 39%
Medical Office 3%
Industrial 4%
Hotel 31%
Multifamily 23%
2.7M Square Feet
2,806 Hotel Rooms
2,611 Multifamily Units

Safehold

Portfolio Metrics

(Current Portfolio at Cost Basis: $884M)

GAAP Yield	Total Annualized GAAP Rent *(incl. % rent)* **$70.6M**	- *Less:* Annualized Depreciation & Amortization **$9.3M**	= Net Annualized GAAP Rent **$61.3M**	Net Annualized GAAP Rent Yield *(% of Cost Basis)* **6.9%**
Credit	Cost Basis as a % of CPV **35.3%**		Rent Coverage **4.52x**	
Term	W.A. Lease Term Remaining **69 Years**		W.A. Lease Term Remaining *(Including Extensions)* **80 Years**	
Cash Yield	Annualized Base Rent **$34.2M**	+ *Add:* Percentage Rent[1] **$4.0M**	= Annualized Cash Rent **$38.2M**	Annualized Cash Rent Yield *(% of Cost Basis)* **4.3%**

Safehold

(1) Represents TTM percentage rent for assets owned for over a year and underwritten percentage rent estimate if under a year.

Value Bank of $1.8B

(Aggregate Portfolio of $948M)



Value Bank Growth
+65%
Year-over-year growth
Cost Basis
Value Bank
$1,093
$531
$1,291
$621
$1,363
$664
$1,576
$770
$1,809
$948
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18

SAFE uses Value Bank to track the capital appreciation potential from our contractual reversion rights to the building and the cash flows/value at the end of the lease for no additional consideration.[1]

Value Bank is calculated as today's estimated Combined Property Value (CPV) less the Cost Basis of SAFE's portfolio. CBRE conducts independent appraisals of the CPV of each asset.[2]

Note: Please refer to the Glossary in the Appendix for a definition of Value Bank. $ in millions.

(1) Our ability to recognize value through reversion rights may be limited by the rights of our tenants under some of our ground leases, including tenant rights to purchase the properties or level properties under certain circumstances. Please refer to our Current Report on Form 8-K filed with the SEC on February 14, 2019 and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants' rights.

(2) SAFE relies in part on CBRE's appraisals in calculating Value Bank. SAFE may utilize management's estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For forward commitments, CPV represents the cost to build inclusive of the ground lease. Please refer to our 8-K filed February 14, 2019 with the SEC for additional detail on CBRE's valuation and our calculation of Value Bank.

3. Financials

Safehold

Debt Overview

(As of December 31, 2018)

Debt Profile

	(Principal Amt)	(Effective Rate)
2022 Jun[1]	$170	L + 135
2023 Jan.[2]	$71	3.04%
2027 Apr.[3]	$227	3.77%
2028 Dec.	$79	4.25%
Total	**$547**	

Debt Maturity Profile



$350[1]
Undrawn Revolver $180
Drawn Revolver $170
$71[2]
$227[3]
$79
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

- **SAFE closed on a bespoke $79.2M term loan**
  - The facility features an initial spread of 3.91% which grows 2% annually, for an all-in effective rate 4.25%
  - Rate increases in-line with the rent of the assets that collateralize the debt
- **On January 2, 2019, iStar invested $250M into SAFE limited partner units**
  - Proceeds were used to fully repay the $170M outstanding balance of the credit facility

Leverage Metrics

(As of December 31, 2018)

Book Debt	$544
Book Equity	$355
Leverage (Debt to Equity)	1.5x
Combined Property Value (CPV)[4]	$2,502
Debt as a % of CPV	21.7%
Target Leverage	<2.0x
Target Debt as a % of CPV	25%

Safehold

Note: $ in millions. For additional information on our debt please refer to the 10-K.
(1) Initial maturity is June 2020 with two one-year extensions.
(2) Callable without pre-payment penalty beginning January 2021.
(3) April 2027 represents Anticipated Repayment Date. Final maturity is April 2028.
(4) CPV here excludes forward commitments.

Interest Rate Protection

(As of December 31, 2018)

- The Company seeks to mitigate the impact of interest rate fluctuations by entering into hedges
- The Company's interest rate protection consists of:
  - $306M of long-term fixed-rate debt
  - $429M of aggregate notional value of long-term rate lock hedges for existing and expected long-term financings
- Hedges sufficient to allow Company to leverage up to debt/equity target of 2x with interest rate protection, with a weighted average of more than 10 years of interest rate protection on existing portfolio



$948M
Aggregate Portfolio
$64M
Fwd. Commits.
$884M
Cost Basis of Portfolio
$735M
$429M
Long-Term Rate Lock Hedges
$306M
Long-Term Fixed-Rate Debt

Safehold

Impact of New Accounting Standards

(As of December 31, 2018)

	Current Method (Applied in Q4 '18)	New Method (Begins in Q1 '19)
Lease Classification	All of SAFE's ground leases qualified as operating leases.	Most ground leases are expected to be classified as sales-type leases. Sales-type leases are accounted for similarly to a loan or bond. Existing leases owned by SAFE prior to 1/1 will retain their classification as operating leases.
Revenue	Recorded as "Ground Lease Income" based on straight-line rent.	Recorded as "Interest Income from Sales-Type Leases" based on the effective interest method.
Asset	Purchase price is recorded as "Real Estate" and "Lease Intangibles".	Purchase price represents principal and recorded as "Net Investment in Lease".

Conclusion

	Current Method (Applied in Q4 '18)	New Method (Begins in Q1 '19)
Overview	SAFE believes straight-line rent does not reflect the economic reality of ground leases, especially given the long duration nature of the asset class.	SAFE believes effective yield is simpler and more indicative of a ground lease's economic characteristics, with features comparable to a high-grade fixed-income security.
Earnings Metrics	Reported typical REIT metrics - FFO and AFFO.	Given the new GAAP treatment of ground leases and the Company's belief that it is a more accurate representation of economic reality, SAFE intends to report GAAP net income and no longer report FFO and AFFO starting in Q1 '19.

Safehold

Appendix

Income Statements

	Q4 '18	Q4 '17	FY '18
Revenues:			
Ground lease and other lease income	$14,692	$6,579	$47,400
Other income	121	171	2,324
Total revenues	**$14,813**	**$6,750**	**$49,724**
Costs and expenses:			
Interest expense	$5,011	$3,172	$15,389
Real estate expense	392	364	1,600
Depreciation and amortization	2,307	2,267	9,142
General and administrative	2,559	2,273	10,662
Other expense	182	16	995
Total costs and expenses	**$10,451**	**$8,092**	**$37,788**
Net income (loss)	**$4,362**	**($1,342)**	**$11,936**
Net (income) attributable to non-controlling interests	(54)	-	(196)
Net income (loss) attributable to Safehold Inc. and allocable to common shareholders	**$4,308**	**($1,342)**	**$11,740**
Weighted avg. share count	18,261	18,190	18,218
Earnings (loss) per share	**$0.24**	**($0.07)**	**$0.64**

Note: $ in thousands except for per share amounts.

Safehold

Appendix

EPS, FFO & AFFO Reconciliation

	Q4 '18	FY '18
Net income allocable to Safehold Inc. common shareholders	**$4,308**	**$11,740**
Add: Real estate related depreciation and amortization	2,307	9,142
FFO allocable to Safehold Inc. common shareholders	**$6,615**	**$20,882**
FFO allocable to Safehold Inc. common shareholders	**$6,615**	**$20,882**
Less: Straight-line rental income	(7,260)	(19,041)
Add: Amortization of real estate-related intangibles, net	809	2,518
Add: Non-cash management fee expense & stock-based compensation	1,015	5,294
Add: Non-cash interest expense	490	1,614
Add: Allocable share of non-controlling interests' straight-line rental income and amortization of real estate-related intangibles	40	134
AFFO allocable to Safehold Inc. common shareholders	**$1,709**	**$11,401**
Weighted avg. share count	**18,261**	**18,218**
Earnings per share	**$0.24**	**$0.64**
FFO per share	**$0.36**	**$1.15**
AFFO per share	**$0.09**	**$0.63**

Note: $ in thousands except for per share amounts.

Safehold

Balance Sheets

	Q4 '18	Q4 '17
Assets		
Real estate		
Real estate, gross	$669,923	$413,145
Accumulated depreciation	(10,257)	(4,253)
Real estate, net	$659,666	408,892
Real estate-related intangibles, net[1]	204,911	80,766
Ground lease assets, net	$864,577	489,658
Cash and cash equivalents	16,418	168,214
Other assets	41,128	12,682
Total assets	**$922,123**	**$670,554**
Liabilities:		
Debt obligations, net	$543,965	$307,074
Accounts payable and other liabilities	20,800	7,545
Total liabilities	**$564,765**	**$314,619**
Equity:		
Common stock	183	$182
Additional paid-in capital	370,530	364,919
Retained earnings (deficit)	(8,486)	(9,246)
AOCI	(6,876)	80
Total shareholders' equity	**$355,351**	**$355,935**
Non-controlling interests	2,007	-
Total equity	**$357,358**	**$355,935**
Total liabilities and equity	**$922,123**	**$670,554**

Note: $ in thousands.

(1) "Real estate-related intangibles, net" represents real estate-related intangible assets of $263M and $139M as of December 31, 2018 and December 31, 2017, respectively, less real estate-related intangible liabilities of $58M as of December 31, 2018 and December 31, 2017, respectively.

Portfolio Basis Reconciliation

	Q4 '18
Real estate, net	**$659,666**
Add: Accumulated depreciation	10,257
Real estate, gross	**$669,923**
Add: Lease intangible assets, net	262,531
Add: Leasing costs, net	481
Add: Accumulated amortization	8,986
Less: Lease intangible liabilities, net	(57,620)
Cost Basis	**$884,302**
Forward Commitments	$63,959
Aggregate Portfolio	**$948,261**

Note: $ in thousands.

Safehold

Asset Summary

Property	Location (MSA)	Property Type	Lease Expiration / As Extended	Rent Escalation Structure
6201 Hollywood (North)	Los Angeles, CA	Multifamily	2104 / 2104	CPI-Linked
6200 Hollywood (South)	Los Angeles, CA	Multifamily	2104 / 2104	CPI-Linked
Onyx on First	Washington, D.C.	Multifamily	2117 /2117	Fixed w/ Future CPI Adjustments
Novel Music Row	Nashville, TN	Multifamily	2117 /2117	Fixed w/ Future CPI Adjustments
The Buckler Apartments	Milwaukee, WI	Multifamily	2112 / 2112	Fixed
Promenade Crossing	Orlando, FL	Multifamily	2117 / 2117	Fixed w/ Future CPI Adjustments
LifeHope Medical Campus	Atlanta, GA	Medical Office	2116 / 2176	Fixed
Northside Forsyth Hospital Medical Center	Atlanta, GA	Medical Office	2115 / 2175	Fixed w/ Future CPI Adjustments
1111 Penn	Washington, D.C.	Office	2117/2117	Fixed w/ Future CPI Adjustments
One Ally Center	Detroit, MI	Office	2114 / 2174	Fixed w/ Future CPI Adjustments
NASA/JPSS Headquarters	Washington, D.C.	Office	2075 / 2105	Fixed
Pershing Point	Atlanta, GA	Office	2117 /2124	Fixed w/ Future CPI Adjustments
Regency Lakeview	Raleigh-Durham, NC	Office	2117 /2122	Fixed w/ Future CPI Adjustments
Glenridge Point	Atlanta, GA	Office	2117 /2117	Fixed w/ Future CPI Adjustments
Balboa Executive Center	San Diego, CA	Office	2117 / 2117	Fixed w/ Future CPI Adjustments
The Jefferson	Washington, D.C.	Office	2117 / 2117	Fixed w/ Future CPI Adjustments
The Madison	Phoenix, AZ	Office	2117 / 2117	Fixed w/ Future CPI Adjustments
Hyatt Centric	Washington, D.C.	Hotel	2035 / 2075	% Rent
Doubletree Seattle Airport[1]*	Seattle, WA	Hotel	2025 /2035	% Rent
Hilton Salt Lake*	Salt Lake City, UT	Hotel	2025 / 2035	% Rent
Doubletree Mission Valley*	San Diego, CA	Hotel	2025 / 2035	% Rent
Doubletree Durango*	Durango, CO	Hotel	2025 /2035	% Rent
Doubletree Sonoma*	San Francisco, CA	Hotel	2025 / 2035	% Rent
Dallas Market Center: Sheraton Suites	Dallas, TX	Hotel	2114 / 2114	Fixed
Dallas Market Center: Marriott Courtyard	Dallas, TX	Hotel	2026 / 2066	% Rent
Lock Up Self Storage Facility	Minneapolis, MN	Industrial	2037 / 2037	Fixed
Miami Airport 1 (3500 N.W. 24th Street)	Miami, FL	Industrial	2117 / 2117	Fixed w/ Future CPI Adjustments
Miami Airport 2 (3630 N.W. 25th Street)	Miami, FL	Industrial	2117 / 2117	Fixed w/ Future CPI Adjustments
Forward Commitments				
D.C. Multifamily	Washington, D.C.	Multifamily	2117 / 2117	Fixed w/ Future CPI Adjustments
Great Oaks	San Jose, CA	Multifamily	2116 / 2116	Fixed w/ Future CPI Adjustments

*Park Hotels Portfolio Asset which is on a single master lease.
(1) A majority of the land underlying this property is owned by a third party and is ground leased to us through 2044 with rents that are subject to changes in the CPI; however, our tenant pays this cost directly to the third party.

Safehold

Glossary

Adjusted Funds from Operations (AFFO)	Calculated by adding (or subtracting) to FFO the following items: straight-line rental income, the amortization of real estate-related intangibles, stock-based compensation, acquisition costs, non-cash management fees, expense reimbursements, the amortization of deferred financing costs and other expenses related to debt obligations.
Aggregate Portfolio	Represents the Current Portfolio plus forward commitments.
Annualized Cash Rent	Calculated as the annualized in-place Cash Rent at quarter-end plus Percentage Rent.
Cash Rent	Represents ground lease income recognized for a period excluding straight-line rent and amortization of lease intangibles.
Cost Basis	Represents the historical purchase price of an asset, comprised of the cost of real estate and real estate related intangibles. For forward commitments, Cost Basis represents the contractual purchase price to be paid.
Cost Basis as % of CPV	Calculated as Cost Basis divided by CPV. The Company believes the metric is an indicative measure of the safety of its position in a real estate property's capital structure and represents its last-dollar economic exposure to the underlying property values.
Combined Property Value (CPV)	The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is based on independent appraisals by CBRE. The Company will use management estimates for recently acquired and originated ground leases for which appraisals from CBRE are not yet available. In relation to forward commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project.
Current Portfolio	Represents the portfolio of assets owned currently, utilizing Cost Basis as the measure of value. Does not include forward commitments.
Effective Yield	Beginning in 2019, we will recognize revenue for Safeholds classified as sales-type leases utilizing their effective yield. Effective yield is computed similar to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our cost of the land.
Estimated Underlying Property NOI	Management utilizes (i) estimated underlying property net operating income (NOI) in situations where actual underlying property NOI is unavailable and (ii) projected stabilized property NOI when a project is under development. These figures are based on leasing activity at the property and may include other available market information, such as comparable properties or third party valuations.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

Glossary

Forward Commitments	Represents contractual commitment to purchase a ground lease on a future date, typically related to projects that are under construction.
Funds from Operations (FFO)	FFO is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) which defines FFO as net income (determined in accordance with GAAP), excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization.
Ground Rent Coverage	The ratio of Underlying Property NOI or Estimated Underlying Property NOI to the annualized base rental payment due to SAFE. The Company believes the metric is indicative of its seniority in a property's cash flow waterfall. Underlying Property NOI is based on information reported to the Company by its tenants without any independent investigation or verification by SAFE.
Leverage	The ratio of book debt to book equity.
Percentage Rent	Represents TTM percentage rent for assets owned for over a year and underwritten percentage rent estimate if owned for less than a year.
Quarterly Cash Rent	Calculated as the Cash Rent recorded during the respective quarter, plus Percentage Rent.
Safehold	A ground lease structured by SAFE.
Total Annualized GAAP Rent	Revenue from rent recognized by GAAP annualized.
Underlying Property NOI	With respect to a property, the net operating income of the commercial real estate being operated at the property without giving effect to any rent paid or payable under the ground lease. Net operating income is calculated as property-level revenues less property-level operating expenses as reported to the Company by the tenant, or as otherwise publicly available. The Company relies on net operating income as reported to it by its tenants without any independent investigation by SAFE, or as otherwise publicly available. Note that figures denoted by Underlying Property NOI include One Ally using the source: Prospectus, dated December 14, 2017, of the Wells Fargo Commercial Mortgage Trust 2017-C42.
Value Bank	Calculated as the difference between CPV and Cost Basis. The Company believes Value Bank represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases.